UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025 (May 29, 2025)

ChampionsGate Acquisition Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42651	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

419 Webster Street

Monterey, CA 93940

(Address of principal executive offices)

(831)-204-7337

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, and one Right to acquire one-eighth of one Class A ordinary share	CHPGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CHPG	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-eighth of one Class A ordinary share	CHPGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 29, 2025, ChampionsGate Acquisition  Corporation (the “Company”) consummated the initial public offering (the “IPO”) of 7,475,000 units (the “Units”), including the full exercise of the underwriter’s option to purchase an additional 975,000 Units to cover over-allotments.  Each Unit consists of one Class A ordinary share, $0.0001 par value per share (each, a “Class A ordinary share”), and one right (each, a “Right”), each one Right entitling the holder thereof to exchange for one-eighth of one Class A ordinary share upon the completion of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $74,750,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 230,000 units (the “Private Units”) to the Company’s sponsor holding entity, ST Sponsor Investment LLC (the “Sponsor HoldCo”). Each Private Unit consists of one Class A ordinary share and one right. The Private Units were sold at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $2,300,000.

In connection with the consummation of the IPO and the Private Placement, the proceeds of $75,123,750 ($10.05 per Unit) from the proceeds of the IPO and the Private Placement were placed in the trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of May 29, 2025, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet as of May 29, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChampionsGate Acquisition Corporation

	By:	/s/ Bala Padmakumar
	Name:	Bala Padmakumar
	Title:	Chief Executive Officer

Date: June 5, 2025

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